BATTERY PARK FUNDS, INC.
BATTERY PARK HIGH YIELD FUND
(CLASS A SHARES)
NUMBER
SHARES
KC
PORTFOLIO
ACCOUNT NO.
INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
SEE REVERSE SIDE
FOR CERTAIN DEFINITIONS
THIS IS TO certify that            is the owner of
CUSIP 07132Q 10 8
FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK of
the BATTERY PARK HIGH YIELD FUND (CLASS A SHARES) Portfolio of BATTERY PARK FUNDS, INC.
hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.
The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the
Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.
This Certificate is not valid unless countersigned by the Transfer Agent.
IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.
Dated:
COUNTERSIGNED:
FEDERATED SHAREHOLDER SERVICE COMPANY
(PITTSBURGH)
TRANSFER AGENT
BY
AUTHORIZED SIGNATURE
BATTERY PARK FUNDS, INC.
CORPORATE
SEAL
MARYLAND
1996
TREASURER
PRESIDENT
G01871-A  (10/96)


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM _ as tenants in common
TEN ENT _ as tenants by the entirety
JT TEN _ as joint tenants with right of
survivorship and not as tenants
in common
UNIF GIFT MIN ACT _ ...Custodian...
(Cust)         (Minor)
under Uniform Gifts to Minors
Act
(State)
Additional abbreviations may also be used though not in the above list.
The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other
rights,   voting   powers,  restrictions,   limitations   as   to  dividends,
qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.
For value received   hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.
Dated
NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
WHATEVER.